UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2014

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Pursuant to the Preliminary Approval Order of the United States District Court, Northern District of California, dated May 9, 2014, Wells Fargo & Company hereby provides, as Exhibits 99(a) and 99(b) to this report, the Stipulation of Settlement, dated April 21, 2014, and the Notice of Proposed Derivative Settlement, dated May 9, 2014. These exhibits relate to a proposed settlement of a derivative action for which a final approval hearing is set for July 25, 2014 at 9:00 a.m. in the United States District Court, Northern District of California.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99(a)	Stipulation of Settlement, dated April 21, 2014

99(b)	Notice of Proposed Derivative Settlement, dated May 9, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2014	WELLS FARGO & COMPANY

	By:	/s/ James M. Strother
James M. Strother
Senior Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Stipulation of Settlement, dated April 21, 2014

99(b)	Notice of Proposed Derivative Settlement, dated May 9, 2014